EXHIBIT 10.2

                           DENTAL CARE ALLIANCE, INC.
                        ADMINISTRATIVE SERVICES AGREEMENT

         THIS ADMINISTRATIVE SERVICES AGREEMENT (the "Agreement") effective this __ day of _________, 1996, ("Effective Date") between and among DENTAL CARE ALLIANCE, INC., a Delaware corporation ("DCA"); ________, a _____________ dental professional association (the "PA"); and ____________________, a licensed ___________ dentist who is the sole stockholder, owning all of the issued and outstanding stock of PA (the "Stockholder").

                                   I. RECITALS

         WHEREAS, DCA is a company with expertise in the provision of business and administrative services to dental practices; and

         WHEREAS, the PA is a dental professional association duly organized and validly existing under all applicable state law and regulation, and whose stock is owned by the Stockholder; and

         WHEREAS, the PA owns and operates a dental practice (the "Practice") at the location specified on EXHIBIT A attached hereto; and

         WHEREAS, the PA desires that DCA provide it with the business and administrative services described in this Agreement, in order for the PA to avail itself of DCA's expertise and efficiencies, and DCA desires to provide such services to the PA; and

         WHEREAS, the parties mutually desire that the PA shall maintain complete control over and responsibility for all aspects of the Practice's operations that constitute the practice of dentistry under applicable state law.

         NOW THEREFORE, in consideration of the foregoing, and of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

                      II.  DUTIES AND OBLIGATIONS OF DCA

         2.1 GENERAL. DCA will provide the PA with all of the business and administrative services required for the day-to-day operations of the Practice, as set forth in EXHIBIT B to this Agreement, attached hereto and incorporated by reference herein. The PA appoints DCA as its sole and exclusive agent for the provision of the business and administrative services described in this Agreement, and DCA hereby accepts such appointment.


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Notwithstanding anything else in this Agreement, the parties expressly acknowledge that DCA is not authorized or qualified to engage in any activity that may be deemed or construed to constitute the practice of dentistry, or shall DCA be regarded as practicing dentistry within the meaning of applicable state dental laws and regulations. To the extent that any act or service herein required by DCA should be construed by a court of competent jurisdiction or by state dental regulatory authorities with jurisdiction over this Agreement to constitute the practice of dentistry, the requirement to perform that act or service shall be deemed waived and unenforceable and shall not constitute a breach or default by DCA under this Agreement, and the parties shall take the actions contemplated by SECTION 10.11 hereof.

         2.2. PROVISIONS OF OFFICE AND EQUIPMENT. DCA will consult with the PA on its office and equipment needs, and will provide or arrange for the provision to the PA, at the expense of the PA, the offices, and improvements requested by the PA for the operation of the Practice, all of the aforementioned as will be mutually agreeable to the parties (collectively referred to as the "Offices and the Equipment"). The office space provided to the PA by DCA hereunder will be provided pursuant to a sublease in the form of EXHIBIT C attached hereto (the "Office Lease"). It is expressly understood and agreed that the PA shall have complete custody and control over the Offices and Equipment, consistent with the control over leased property that is customarily granted to lessees under standard commercial leases.

         2.3. EMPLOYMENT OF NON-DENTAL STAFF. DCA will employ and provide to the PA the non-dental staff required for the operation of the Practice, provided that the hiring and termination of such staff shall be at the direction of the PA, in consultation with DCA.

         2.4. BILLING AND COLLECTIONS SERVICES. DCA will supervise billing and collections services for all patient services rendered at the Practice, provided that all billings and collections will be done in the name of the PA. Pursuant to its performance of the billings and collections function, DCA will take possession of and endorse in the name of the PA all payments from patients, insurance companies and other third party payors, and promptly deposit all such funds in the PA Account discussed in SECTION 2.5 below. The PA hereby appoints DCA for the term of this Agreement to be its true and lawful attorney-in-fact for the purposes set forth in this section. DCA will prepare and submit financial reports to the PA detailing billings and collections on a monthly basis.

         2.5. BANKING ARRANGEMENTS. All monies collected for the PA by DCA pursuant to SECTION 2.4 above shall be deposited into an


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account in the name of and owned by the PA (the "PA account"), for which the sole signatory shall be a duly authorized representative of DCA, with a bank whose deposits are insured with the Federal Deposit Insurance Corporation. DCA shall be responsible for making all disbursements from the account, which shall be limited to the disbursements authorized by this Agreement. DCA shall make all disbursements promptly when payable, and shall account to the PA for all funds disbursed from the PA account, and make available to PA, upon request, and during normal business hours at the place of business of DCA, copies of all bank account statements.

                      III. DUTIES AND OBLIGATIONS OF THE PA

         3.1. PROFESSIONAL RESPONSIBILITIES. The PA shall have complete authority, responsibility, supervision and control over the provision of all dental services to patients and all other acts that are considered to constitute the practice of dentistry under applicable state dental laws and regulations.

         3.2. EMPLOYMENT OF DENTISTS. The PA will provide dental services to the public through the services of dentists ("Dentists") who are employed by the PA pursuant to employment agreements ("Employment Agreements") in the form of EXHIBIT D attached hereto.

         3.3. CONTROL OF BUSINESS OPERATIONS. Notwithstanding the authority granted to DCA pursuant to ARTICLES II AND IV of this Agreement, it is expressly acknowledged and agreed by the parties that the PA shall have approval over the following business decisions:

              (a)  The hiring and termination of the Practice's staff.

              (b)  The dental equipment used by the Practice.

              (c)  Patient scheduling.

              (d)  The dental supplies used by the Practice.

              (e) Marketing, expressly including all policies and decisions relating to pricing, credit, refunds, warranties and to the content and placement of advertising.

              (f) Any other aspects of the Practice's operations that are considered to be within the practice of dentistry under applicable state dental laws and regulations.


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         3.4. HOURS OF OPERATION. The PA represents and agrees that it will be open to the public on a full time schedule of eight hours per day, a minimum of five days per week (except for reasonable holidays), with appropriate staffing by Dentists, hygienists and assistants, throughout the term of this Agreement.

         3.5 PATIENT RECORDS. The PA will prepare and maintain at the Practice accurate, complete and timely records on all services rendered to patients at the Practice. All patient records shall be the property and remain under the control and custody of the PA at all times during and after the term of this Agreement. The records shall be prepared and maintained in compliance with all applicable state and federal laws and regulations. DCA shall have access to the patient records of the PA only for the limited purposes necessary to perform its duties under this Agreement, and subject to all applicable laws and regulations governing the confidentiality of such records.

         3.6. AGREEMENT NOT TO ENCUMBER OR ALLOW TO BE ENCUMBERED. PA and Stockholder agree that as part of the inducement to DCA to enter into this transaction, and related transactions, including but not necessarily limited to loans, guaranty of loans, or leases, or license agreements, DCA has considered and relied upon the creditworthiness and reliability of PA and Stockholder. PA and Stockholder covenant and agree not to sell, convey, transfer, lease or further encumber any interest in or any part of the assets of the PA, or assets of the Stockholder including but not necessarily limited to his stock in the PA, without the prior written consent of DCA, and any such sale, conveyance, transfer, lease or encumbrance made without DCA's prior written consent shall be void. If any person should obtain an interest in all or any part of the assets or stock of the PA, pursuant to the execution or enforcement of any lien, security interest, judgment or other right, such event shall be deemed to be a transfer and an event of default hereunder. PA and Stockholder covenant and agree not to effectuate or attempt to effectuate any change in ownership or control of PA without the prior written consent of DCA, and do herein represent and warrant to DCA that Stockholder presently owns and holds all of the issued and outstanding shares of stock of the PA.

                           IV. FINANCIAL ARRANGEMENTS

         4.1. PRACTICE OPERATING EXPENSES. DCA will be responsible for paying for the Practice's operating expenses, which shall include the expenses incurred by DCA in connection with the performance of those services discussed in ARTICLE II and EXHIBIT E of this Agreement (the "Practice Expenses"), provided that the PA shall reimburse DCA for such Expenses on a monthly basis.


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         4.2. EXPENSES OF THE PA. The PA will be responsible for payment of the salary and benefits and professional liability insurance for the Dentists (the "Dentist Expenses") and any other Practice staff employed directly by the PA and any other expenses of the Practice or the PA that are not included within the definition of Practice Expenses. Disbursements for such expenses shall be made by DCA from the PA Account in accordance with SECTION 2.5 of this Agreement.

         4.3. SERVICE FEE. Each month DCA will deduct from the PA account a service fee payable by the PA to DCA (the "Service Fee"), which shall be determined according to the following formula: [to be inserted] Net profit is defined as set forth on EXHIBIT "F".

         4.4. LOANS. If requested by the PA, DCA may, but is not obligated to, provide loans to the PA to fund the PA's working capital requirements on such terms as are mutually satisfactory to the parties hereto. Stockholder shall be required to personally and unconditionally guarantee all such loans.

                           V. INSURANCE AND INDEMNITY

         5.1. INSURANCE TO BE MAINTAINED BY THE PA. The PA covenants and agrees that throughout the term of this Agreement, it will maintain comprehensive professional liability insurance with limits of not less than $300,000 per claim and with aggregate policy limits of not less than $1,000,000.00 per each Dentist, and a separate limit for the PA with the PA being an additional insured under the policy, with separate limits as follows:

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----. The PA shall be responsible for all such liabilities in excess of the limits of such policies. DCA agrees to negotiate for and cause premiums to be paid with respect to such insurance. Premiums and deductibles with respect to such policies shall be a Practice Expense of the PA.

         5.2. INSURANCE TO BE MAINTAINED BY DCA. DCA agrees that throughout the term of this Agreement, it will maintain property and casualty insurance on the property described on EXHIBIT "A", with premiums and deductibles with respect to such policies being a Practice Expense.

         5.3. ADDITIONAL INSUREDS. The PA agrees to use its reasonable efforts to have DCA named as an additional insured on its professional liability insurance program.


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         5.4. INDEMNIFICATION. The PA and Stockholder shall jointly and severally indemnify, hold harmless and defend DCA and its officers, directors, shareholders and employees, from and against any and all liability, loss, damage, claim, causes of action, and expenses (including reasonable attorney's fees), whether or not covered by insurance, caused or asserted to have been caused, directly or indirectly, by or as a result of the performance of medical or dental services or the performance of any intentional acts, negligent acts or omissions by the PA and/or the Stockholder or P.A.'s agents, employees and/or subcontractors (other than DCA) during the term hereof. DCA shall indemnify, hold harmless and defend the PA and Stockholder and its or their employees, from and against any and all liability, loss, damage, claim, causes of action, and expenses (including reasonable attorney's fees), caused or asserted to have been caused, directly by or as a result of intentional acts by DCA and/or its shareholders, agents, employees and/or subcontractors (other than the PA and/or Stockholder), in connection with the services provided or required to be provided by DCA, during the term of this Agreement.

                            VI. TERM AND TERMINATION

         6.1. TERM OF AGREEMENT. This Agreement shall have a term of years beginning on the ___ day of _______,____.

         6.2. TERMINATION OF AGREEMENT. This Agreement may be terminated as provided for in this Section, it being expressly agreed that termination of this Agreement by any party shall serve to terminate the Agreement against all parties.

              (a) TERMINATION FOR CAUSE. In the event that DCA, on one hand, or the PA or the Stockholder, on the other hand, shall materially default in the performance of any duty, obligation, covenant or agreement imposed upon it, them or him by, or made by it, them or him pursuant to this Agreement and such default shall continue for a period of 30 days after written notice thereof has been given to the defaulting party by the non-defaulting party, the non-defaulting party may terminate this Agreement immediately upon written notice to the defaulting party. In the event Stockholder loses his license to practice dentistry, either by revocation, termination or suspension, same shall be deemed a material default. In the event Stockholder is disabled (unable to fully perform all the normal and routine dental services of a licensed dentist, and is unable to perform all of such services either for any continuous forty-five


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                   (45) day period, or for a period of forty-five (45) calendar days within any period of one hundred eighty (180) consecutive calendar days, excluding normal vacations), then same shall be deemed a material default. For the purposes of this Section, any default by the Stockholder shall be deemed a default by the PA and any default by the PA shall be deemed a default by the Stockholder. It is expressly agreed by the PA and Stockholder that a default of this Agreement by PA or Stockholder shall be deemed to be a default of the promissory note between the PA, as "Maker" and ____________ dated __________, and a default of the sublease for the Practice's office, and a default between the PA and Stockholder in the License Agreement between the parties. A copy of the License Agreement is attached hereto and marked EXHIBIT "G". It is further expressly agreed by the PA and Stockholder that a default in any one of the agreements set forth above, will constitute a default in all agreements set forth above, at the option of DCA.

              (b) TERMINATION BY REASON OF INSOLVENCY. In the event of the filing of a petition in bankruptcy pursuant to Chapter 7 of the federal bankruptcy laws or an assignment for the benefit of creditors by either DCA, on one hand, or the PA or the Stockholder on the other hand, or upon other action taken or suffered, voluntarily or involuntarily, under any federal or state law for the benefit of debtors by such party, except for the filing of a petition in involuntary bankruptcy against a party which is dismissed within thirty (30) days thereafter, the non-defaulting party may give written notice of the immediate termination of this Agreement.

              (c) TERMINATION WITHOUT CAUSE. In the event that the PA and the Stockholder desire to discontinue the dental practice maintained at the Practice pursuant to this Agreement (the "Practice") at any time during the term of this Agreement, the PA and the Stockholder may terminate this Agreement without cause in the event that: (i) DCA shall be provided at least 90 days' prior written notice of such intent to terminate this Agreement, and (ii) the Practice shall be sold or otherwise transferred to another licensed dentist acceptable to DCA, who as a term of such sale, personally assumes the obligations and liabilities of the PA


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                   and the Stockholder under this Agreement for the then
                   remaining balance of the term of this Agreement, and (iii) the continuity of the Practice is maintained throughout negotiations for the assignment, and to the effective date of the agreed assignee's liability under this Agreement. There shall be no lapse in the duties and obligations of the parties under this Administrative Services Agreement.

              (d) In the event that PA or the Stockholder or both shall materially default in the performance of any duty, obligation, covenant or agreement imposed upon it, him or them, pursuant to this Agreement, and/or pursuant to the sublease, and/or pursuant to the license agreement between the PA and Stockholder with DCA, and such default shall continue for a period of thirty (30) days after written notice thereof has been given to the defaulting party or parties by the non-defaulting party, PA and Stockholder agree that DCA or _____________, D.D.S. shall have the option to purchase all of the stock of the Stockholder and/or all of the assets of the PA according to the following formula:

                   ------------------------------------------------------------
                   ------------------------------------------------------------
                   -----------------------------------------------------------.

         6.3. ACTIONS UPON TERMINATION OF THIS AGREEMENT

              (a) Upon termination or expiration of this Agreement for any reason:

                   (i) The PA shall promptly return all DCA Proprietary Information to DCA and otherwise comply with the covenants and agreements of SECTION 7.1, 7.3, 7.4 AND
                         7.5. hereof;

                   (ii) DCA shall return all PA Proprietary Information to the PA, and otherwise comply with the covenants and agreements of SECTION 7.2 hereof;

                   (iii) the PA and Stockholder shall promptly repay DCA all
                         advances, loans and other amounts due hereunder and any interest due thereon, and assume all debt and all contracts and payables authorized by this Agreement to be


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                         incurred by DCA and which relate to the performance of
                         DCA's obligations under this Agreement; and

                   (iv) DCA shall render a final accounting for monies deposited in, and disbursed from, the PA Account.

              (b) It is expressly agreed by the parties that the obligations of this SECTION 6.3 shall survive the termination or expiration of this Agreement.

                         VII. CONFIDENTIALITY AGREEMENTS

         7.1. CONFIDENTIALITY AGREEMENT OF THE PA AND THE STOCKHOLDER. The PA and the Stockholder jointly and severally acknowledge and agree that all business information and materials provided to them by DCA pursuant to this Agreement shall be considered the property of DCA ("DCA Proprietary Information"), and further agree that they shall not rent, sell, give away or otherwise utilize DCA Proprietary Information in any business activity or for any business purpose other than as required to fulfill their obligations under this Agreement. The PA and the Stockholder jointly and severally agree, and shall cause their employees, agents and shareholders to agree, that DCA Proprietary Information shall be kept confidential and, unless otherwise required by law, regulation or valid court order, shall not be disclosed to any person except as authorized by DCA in writing. Upon termination of this Agreement, the PA and the Stockholder jointly and severally agree that they shall promptly return to DCA all DCA Proprietary Information then in their possession or control.

         7.2. CONFIDENTIALITY AGREEMENT OF DCA. DCA acknowledges and agrees that all business information and materials provided or made available to it by the PA and the Stockholder pursuant to this Agreement shall be considered the property of the PA and the Stockholder ("PA Proprietary Information"), and further agrees that it shall not rent, sell, give away or otherwise utilize PA Proprietary Information in any business activity or for any business purpose other than as required to fulfill its obligations under this Agreement. DCA further agrees, and shall cause its employees, agents and shareholders to agree, the PA Proprietary Information shall be kept confidential and, unless otherwise required by law, regulation or valid court order, shall not be disclosed to any person except as authorized by the PA in writing. Upon termination of this Agreement, DCA agrees that it shall promptly return to the PA all PA Proprietary Information then it its possession or control. Notwithstanding the foregoing, it is expressly acknowledged and agreed by the PA and the


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Stockholder that, in the event of termination of this Agreement for cause by DCA or termination without cause by the PA or the Stockholder, the requirements of this Section shall not prohibit DCA or dentists associated with the PA, subject to all applicable laws governing the confidentiality of patient records and the consent of the patients in question, arranging for the transfer of patient records to such other dentists.

         Notwithstanding the foregoing, it is further expressly acknowledged and agreed by the PA and the Stockholder that, in the event DCA or ________________, D.D.S exercise the option as set forth in 6.2(D), the requirements of this Section shall not prohibit DCA or dentists associated with the PA, subject to all applicable laws governing the confidentiality of patient records and the consent of the patients in question, arranging for the transfer of patient records to such other dentists.

         7.3. TRADE SECRETS COVENANT. During the term of this Agreement and for an additional five (5) year period from the termination of the same, PA and Stockholder agree that they will not disclose to any person or entity, any trade secrets of DCA including, but not limited to, manuals, operating systems, reporting systems, training systems, that the PA and Stockholder have become privy to or have used during their involvement with DCA. This covenant on the part of PA and Stockholder shall be construed as an agreement.

         7.4. NONSOLICITATION AGREEMENT. PA and Stockholder agrees that they shall not during or at any time after termination or expiration of this Agreement solicit any employees of DCA to leave DCA or become employed by either of them or any entity with which either of them is directly or indirectly related. PA and Stockholder agree that during this agreement and for one year subsequent to the proper termination or expiration hereof, it or he will not solicit any customers, clients, buyers, distributors or manufacturers to cease doing business with DCA, or to do business with them or any entity, business, corporation or partnership with which either PA and/or Stockholder are either directly or indirectly related.

         7.5. RETURN OF DCA DOCUMENT, INFORMATION OR PRODUCTS. PA and Stockholder agrees that upon termination or expiration of this Agreement with DCA for any reason, they shall immediately, but no longer than ten (10) business days from such termination, return to DCA all documents or information in any form or medium, whether written or electronic, either owned by DCA, or to which DCA has a right of possession, including, but not limited to, customer lists, pricing lists, commercial material, manufacturers' information, correspondence, financial


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information, etc. In addition, PA and Stockholder shall return all products, samples and any and all research regarding same by appropriate carrier to DCA immediately, but no later than ten (10) business days from the termination or expiration of this Agreement. PA and Stockholder further agree to return any and all equipment, computers, vehicles, etc. either owned by or to which DCA has a right of possession, immediately upon termination or expiration of this Agreement or within ten (10) business days after termination or expiration. The return of such documentation, information and/or products and equipment shall be a strict condition precedent to the payment of any and all commissions/salary or any other compensation, if any, then due and owing to PA and/or Stockholder, and the failure to return documents, products or equipment in a timely manner shall entitle DCA to withhold any and all payments due to PA and/or Stockholder until compliance with these provisions.

                          VIII. INDEPENDENT CONTRACTORS

         8.1. INDEPENDENT RELATIONSHIP. DCA intends to act and perform as an independent contractor of the PA, and the provisions hereof are not intended to create any partnership, joint venture, agency or employment relationship between the parties. The PA, the Stockholder and the Dentists will not have any claim under this Agreement, or otherwise, against DCA for vacation pay, sick leave, unemployment insurance, worker's compensation, disability benefits or employee or any other employment related benefits of any nature or kind.

                             IX. GENERAL PROVISIONS

         9.1. ASSIGNMENT. DCA shall have the right to assign or sell its rights and obligations hereunder to any person, corporation, partnership or other legal entity. Except as set forth above, neither DCA nor the PA shall have the right to assign their respective rights and obligations hereunder without the written consent of the other party. Subject to this provision, this Agreement shall be binding upon the parties hereto, and their successors and assigns.

         9.2. WHOLE AGREEMENT; MODIFICATION. There are no other agreements or understandings, written or oral, between the parties regarding this Agreement and the Exhibits, other than as set forth herein. This Agreement shall not be modified or amended except by a written document executed by all parties to this Agreement.

         9.3. NOTICES. All notices, consents, waivers, and other communications under this Agreement must be in writing and will


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be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by facsimile transmission (with written confirmation of receipt), provided that a copy is mailed by certified mail, return receipt requested, or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and facsimile numbers set forth below (or to such other addresses and facsimile numbers as a party may designate by written notice to the other parties with such written notice to be given as set forth in this section).

        To PA

                                    ------------------------------------------

                                    ------------------------------------------

                                    ------------------------------------------

        And to Stockholder:

                                    ------------------------------------------

                                    ------------------------------------------

                                    ------------------------------------------

        To DCA:                     Dental Care Alliance, L.L.C.
                                    1343 Main Street, 7th Floor
                                    Sarasota, Florida 34236
                                    Facsimile No: (941) 366-9615
                                    Attention: Dr. Steven Matzkin

        With a copy to:             Abel,  Band,  Russell,  Collier,  Pitchford
                                    and Gordon Chartered
                                    P. O. Box 49948
                                    Sarasota, FL 34230
                                    Facsimile No: (941) 366-3999
                                    Attention: Ronald L. Collier, Esquire

         9.4. WAIVER OF PROVISIONS. Any waiver of any terms and conditions hereof must be in writing, and signed by the parties hereto. The Waiver of any of the terms and conditions of this Agreement shall not be construed as a waiver of any other terms and conditions hereof.

         9.5. GOVERNING LAW. The validity, interpretation and performance of this Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

         9.6. EVENTS EXCUSING PERFORMANCE. Neither party shall be liable to the other party for failure to perform any of the services required herein in the event of strikes, lock-outs, acts of God, unavailability of supplies or other events over which


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that party has no control for so long as such events continue, and for a reasonable period of time thereafter.

         9.7. COMPLIANCE WITH APPLICABLE LAWS. All parties shall comply with all applicable federal, state and local laws, regulations and restrictions in the conduct of their obligations under this Agreement.

         9.8. SEVERABILITY. The provisions of this Agreement shall be deemed severally and if any portion shall be held invalid, illegal or unenforceable for any reason, the remainder of this Agreement shall be effective and binding upon the parties.

         9.9. ADDITIONAL DOCUMENTS. Each of the parties hereto agrees to execute any document or documents that may be requested from time to time by any other party to implement or complete such party's obligations pursuant to this Agreement.

         9.10. ATTORNEYS' FEES. If legal action is commenced by any party to enforce or defend its rights under this Agreement, the prevailing party in such action shall be entitled to recover its costs and reasonable attorneys' fees in addition to any other relief granted.

         9.11. CONTRACT MODIFICATIONS FOR PROSPECTIVE LEGAL EVENTS. In the event any state or federal laws or regulations, now existing or enacted or promulgated after the effective date of this Agreement, are interpreted by judicial decision, a regulatory agency or legal counsel for both parties in such a manner as to indicate that the structure of this Agreement may be in violation of such laws or regulations, the PA, Stockholder and DCA shall amend this Agreement as necessary To the maximum extent possible, any such amendment shall preserve the underlying economic and financial arrangements between the PA, Stockholder and the DCA.

         9.12. REMEDIES CUMULATIVE. No remedy set forth in this Agreement or otherwise conferred upon or reserved to any party by law shall be considered exclusive of any other remedy available to any party, but the same shall be distinct, separate and cumulative and may be exercised from time to time as often as occasion may arise or as may be deemed expedient.

         9.13. LANGUAGE CONSTRUCTION. The language in all parts of this Agreement shall be construed, in all cases, according to parties acknowledgment that each party and its counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement.


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         9.14. NO OBLIGATION TO THIRD PARTIES. None of the obligations and duties of any party under this Agreement shall in any way or in any manner be deemed to create any obligation to, or any rights in, any person or entity not a party to this Agreement.

         9.15. ENTIRE AGREEMENT/AMENDMENTS. This Agreement supersedes all previous contracts and agreements between the parties respecting the subject matter of this Agreement. As between or among the parties, no oral statement or prior written material not specifically incorporated herein shall be of any force and effect. This Agreement may be executed in two or more counterparts, each and all of which shall be deemed an original and all of which together shall constitute but one and the same instrument and shall not be amended, altered or changed except by a written amendment signed by the parties hereto.


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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                  P.A.:

                                  ---------------------------------------


                                  By:
                                     ------------------------------------
                                     Signature

                                     ------------------------------------
                                     Printed Name


                                     PRESIDENT
                                     ------------------------------------
                                     Title

                                  STOCKHOLDER:

                                  ---------------------------------------


                                  By:
                                     ------------------------------------
                                      Signature

                                     ------------------------------------
                                      Printed Name

                                      STOCKHOLDER
                                      ------------------------------------
                                      Title

                                  DCA:

                                  DENTAL CARE ALLIANCE, INC., A Delaware
                                  Corporation

                                  By:
                                      ------------------------------------
                                      Signature

                                      STEVEN MATZKIN
                                      ------------------------------------
                                      Printed Name

                                      PRESIDENT
                                      ------------------------------------
                                      Title


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                                    EXHIBIT A

                                PRACTICE LOCATION


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                                    EXHIBIT B

              BUSINESS AND ADMINISTRATIVE SERVICES PROVIDED BY DCA

         DCA shall be responsible for providing all business and administrative services required for the routine day-to-day operations of the Practice' operations, only as follows; and otherwise as deemed reasonably necessary by DCA, or in the sole discretion of DCA as may be reasonably requested by PA.

         (a)  Employment and training of the Practice's non-dental staff.

         (b)  Payroll administration and accounting.

         (c) Consulting advice on staff salaries, benefits and performance and incentive plans.

         (d)  Recruitment of additional dentists.

         (e)  Facilitating the ordering of supplies.

         (f) Bookkeeping and accounting. Preparation of monthly financial statements providing true, correct and complete copies thereto to PA each month, as and when same are completed.

         (g) Processing and distribution of all checks, including but not limited to, payroll, payables, taxes and rents, and provision of copies of all bank statements to PA on a monthly basis promptly after the same are received by DCA.

         (h) Provision of business forms, and provision of consulting advice on business procedures any systems.

         (i)  Establishment of administrative controls to assure against theft.

         (j)  Billing and collections supervision.

         (k)  Marketing and advertising.

         (l) Installation of computer hardware and software. Training of staff in utilization.

         (m)  Preparation of statistical data and analysis of office operations.

         (n)  Provision of consulting advice on improving office efficiency.


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         (o)  Provision of consulting advise on office location and layouts.

         (p)  Negotiation of office leases.

         (q) Legal services for the Practice's routine operations (not including professional liability or malpractice defense).

         (r) Solicitation of and assistance in negotiations of managed care contracts.

         (s) Consulting services and advice (as requested) on office efficiency and productivity.

         (t) On behalf of the PA, and with the PA's funds (there is no independent obligation of DCA to anyone to make any payments except to the extent of the availability of PA funds) payment of all accounts and notes payable as and when the same become due and payable in accordance with their respective terms.


                                       18

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                                    EXHIBIT C

                                    SUBLEASE

                                    EXHIBIT D

                        INDEPENDENT CONTRACTOR INDEMNITY
                     AND COVENANT NOT TO COMPLETE AGREEMENT

         THIS INDEPENDENT CONTRACTOR AND INDEMNITY AGREEMENT AND COVENANT NOT TO COMPLETE made this ___ day of _________ 199_, by and between ______________, ("the company") and __________, D.D.S. ("the Dentist")

                                    RECITALS

1.   The Dentist is licensed to perform dental services by the State of
     ________.

2.   The Company owns a dental office(s) ("the Dental Office") located at______
     __________________________________________________________________________
     __________________________________________________________________________
     _________________________________________________________________________.

3. The company desires to enter into a contractual relationship with the Dentist for the purpose of the Dentist providing dental service at the Dental Office upon the terms and conditions hereinafter set forth.

4.   The Dentist desires to be retained by the company to provide such services.

                                      TERMS

5. The company hereby retains the Dentist as an independent contractor for the purpose of providing dental services at the Dental Office upon the terms and conditions hereinafter set forth, and the Dentist agrees to be so retained.

6. The terms of this agreement shall be for a period of two (2) years, commencing _________, 199_.

7. The Dentist shall be retained by the company as an "independent contractor" and neither the Dentist nor any of his employees or agents, if any, shall be subject to the control and direction of the company, its employees or its agents, with respect to the means by which the Dentist shall perform and accomplish the tasks assigned to him by the Company in connection with providing dental services at the Dental Office. Neither the dentist nor his employees or agents, if any, shall be deemed to be employees of the Company nor eligible to participate in any employees fringe benefit program now of hereinafter provided by the company. The Dentist's sole remuneration for the services rendered by


                                       20

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him during the terms of this agreement will arise from and be determined solely by and through his acts and efforts.

8. Subject to the terms and conditions hereinafter set forth, the Dentist shall, during the effective term of this agreement, provide dental; services at the Dental Office. and shall supervise all other dentists, professional corporations and staff employed by and/or contracted with the Company. In fulfillment of the foregoing responsibilities, the Dentist agrees to have due regard to the number of patients to be treated at the Dental office the high standards of professional practice associated with the Company, and all practices pertaining to high quality patient care and services.

9. The Dentist has obtained, and has in effect, professional liability insurances coverage in amounts reasonably necessary to cover actions and/or injuries which may be foreseeable in light of the service which the Dentist performs on the premises of the Company, but in no event shall the insurance be less than $500,000.00 per occurrence, and the Company shall be named as an additional insured. Proof of existence of said insurance coverage shall be provided upon the execution of this agreement.

10. The Dentist agrees to indemnify and hold harmless, to the fullest extent permitted by law, and its officers, agents and employees from and against all claims, damages, losses and expenses, including, but not limited to, attorney's fees and expenses, arising out of or resulting from (a) the actions or inaction of the Dentist contributing to bodily injury, sickness, disease or death, and to other injury or illness including the loss of any income resulting therefrom, to the extent caused in whole or in part by any negligent act or omission of the Dentist or anyone directly employed by him or anyone for whose acts he may be liable; or (b) any breech of the representations or warranties constrained herein. Such obligation shall not be construed to negate, or indemnity which would otherwise exist in favor of the Company against the Dentist.

11. Either party can terminate this agreement at any time, with or without cause, upon thirty (30) days prior written notice. Notwithstanding the foregoing, in the event the Dentist is disqualified from practicing dentistry in ________, This agreement shall be terminated immediately.

12. The Dentist acknowledges that he may be provided or otherwise receive information containing confidential matters and/or trade secrets of the Company, which, if


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     revealed to him shall be done so in strict confidence, and, therefore, the
     Dentist does hereby agrees not to reveal any portion thereof and to keep the confidence hereunder imposed during the terms of this agreement and at all times thereafter.

13. The Dentist has made certain representations as to the educational credentials, training, job experiences and past responsibilities of the Dentist which the Company has relied upon in retaining the Dentist's services. Any material misrepresentations in the information provided by the Dentist shall make this Agreement null and void.

14. It is understood and agreed by and between the parties hereto that the following representations from a material inducement for the company to enter into this agreement:

     (a) The Dentist does hereby represent and warrant that he has complied with all laws and regulations, violations of which may have materially adverse effect on the operation of the Dental Office and/or the Dentists performance hereunder, that he has the right to enter into and perform this agreement and is not restricted or limited in any manner whatsoever by reason of any promises, covenants, contract or other agreements, either written or oral, that he has entered into with any other person of entity: and,

     (b) Without limiting the generality of the foregoing, the Dentist does hereby specifically represent and warrant that he has not entered into any contract or agreement whatsoever, either written or oral, with any (1) former partner or partnership, (2) shareholders or professional corporations, or (3) any other dentists with whom he may have been associated, employed by or otherwise involved with in the practice of dentistry which may affect the operation of the Dental Office or his performance hereunder.

15. (a) The Dentist covenants and agrees that, during the terms of this agreement and for a period of three years after its termination, he shall not, directly or indirectly, for his own account or as an agent, servant, employee, consultant, independent contractor, representative, or as a shareholder or director of any corporation or member of any firm or otherwise engage or attempt to engage in any dental practice within a five mile radius of the premises of the Dental Offices located at______________
     __________________________________________________________________________
     __________________________________________________________________________
     __________________________________________________________________________
     to become effective 90 days after the date of hire.

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     (b) The Dentist also covenants and agrees that he shall not solicit any patient of the Company or request or advise any patient of the Company to withdraw, curtail or cancel his use or employment of the Company's services. As used in this SECTION 15, the term "patient" shall mean any individual who received dental services from the company within three days prior to this agreement. SECTIONS 15B will not be valid until 90 days after original date of signature.

     (c) The invalidity or non-enforceability of this SECTION 15, in any respect, shall not affect the validity or enforceability of this SECTION 15 in any other respect, or of any other provision of this Agreement. In the event that any other provision of this SECTION 15 shall be held invalid or unenforceable by a court of competent jurisdiction by reason of the business scope, or the duration thereof, or for any other reason, such invalidity or unenforceable shall attach only to the particular aspect of such provision found invalid or unenforceable, as applied, and shall not affect or render invalid or unenforceable any other provision in other circumstances, and, to the fullest extent permitted by law, this SECTION 15, shall be construed as if the business scope or the duration of such provision or other basis on which provision has been challenged had been more narrowly drafted so as not to be invalid or unenforceable.

     (d) It is acknowledge that no adequate remedy at law exists for breach of this SECTION 15. In addition to any other right or remedy which the Company may have at law or in equity, the Company shall be entitled to appropriate injunctive relief, including preliminary and mandatory injunctive relief, without posting of any bond or other security, enjoining or restraining the Dentist from any violation or threatened violation of this SECTION 15.

16. As remuneration for the services provided by the Dentist under the terms of this agreement, the Company shall pay the Dentist as follows:

17. All notices to the parties hereto shall be delivered by certified or registered mail, postage prepaid, at the respective address set forth above, or at such other address as one party may, form time to time, designate in writing to the other party.

18. The Dentist shall have no authority, express or implied by virtue of this agreement, to act as a general agent of the Company, and nothing herein shall be construed to permit or all the Dentist to bind the Company to any contract, undertaking or other obligation


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19.  This agreement is made for the benefit of and shall be binding upon, all of the parties, their legal representatives, successors and assigns: provided, however, that none of the rights and/or obligations of the Dentist shall be assigned or delegated.

20. The validity and construction of, and all rights under this agreement shall be governed by the laws of the State of ___________, and if any provisions shall be held invalid or enforceable, in whole or in part, such provision shall be valid to the maximum extent provided by law, and all remaining provisions of this agreement shall be fully enforceable.

21. This agreement constitutes the entire agreement and understanding of the parties hereto pertaining to the subject matter contained herein and supersedes all prior and contemporaneous agreements, representation and understanding, whether written or oral, regarding the matters herein set forth. No supplement, modification or amendment to this agreement shall be binding unless executed in writing and signed by all parties hereto.

22. All the Company's remedies hereunder are and shall be cumulative in nature and not exclusive, and the exercise by the Company at any time of any remedy hereunder shall not preclude it from later exercising any of its other remedies hereunder (or under other applicable law), nor constitute an election of such remedy to the exclusion of others.

                                            THE COMPANY

                                            By:________________________________
                                            Its

                                            DENTIST:

                                            ___________________________________

                           EXHIBIT E PRACTICE EXPENSES

COST OF SALES

         Dental Supplies
         Implant Supplies
         Lab Expense-Internal
         Lab Expense-External
         Materials
         Contract Dentists
         Hygiene Wages
         Lab Tech. Wages

OPERATING EXPENSES, COMPENSATION & BENEFITS, SALARIES & WAGES

         Officer Wages
         Dental Assistant Wages
         Administrative Wages
         Bonuses

PAYROLL TAXES

         FICA Tax Expense
         Medicare Tax Expense
         FUTA Tax Expense
         SUTA Tax Expense

BENEFITS

         Health Insurance
         Continuing Education

FACILITIES

         Rent-Office
         Rent-other
         Telephone
         Pest Control
         Cleaning Service
         Utilities

REPAIRS & MAINTENANCE

         Dental Equipment
         Computer Equipment
         Building
         Office Equipment


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ADVERTISING

         Television
         Newspaper
         Yellow Pages
         Magazines
         Direct Mail
         Seminars

OUTSIDE SERVICES

         Accounting Services
         Payroll Services
         Auditing Services
         Legal Services
         Temporary Help
         Misc. Outside Services

LEASE EXPENSE

         Dental Equipment Lease
         Telephone Lease
         Computer Lease
         Office Equipment Lease

INSURANCE

         Workers Compensation Ins.
         Liability Insurance
         Malpractice Insurance
         Misc. Insurance

GENERAL OFFICE EXPENSES

         Administrative Support
         Vehicle Expense
         Computer Expense
         Contributions & Donations
         Dues & Subscriptions
         Office Expenses
         Small Equipment Tools
         Operating Supplies
         Uniforms
         Postage & Freight

MISCELLANEOUS EXPENSES

         Bank Charges
         Cash
         Over/Short


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         Check Guarantee Fees
         Credit Card Charges
         License, Fees & Permits
         Taxes-Other
         Property Taxes
         Sales Taxes
         State Taxes
         Reimbursement Expenses
         DCA Licensing Fees
         Other Misc. Expenses

PRINCIPAL & INTEREST EXPENSE

         Notes associated with practice capitalization


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                                    EXHIBIT F
                            DEFINITION OF NET PROFIT

Net profit shall be defined as:

         Total collected revenues on a cash basis minus any patient refunds minus practice expenses (listed in EXHIBIT E).

         DCA shall then receive ____% of net profit for services rendered.


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                                    EXHIBIT G

                          SHORT FORM LICENSE AGREEMENT

         This License Agreement (this "Agreement") is entered into this ___ day of _______ 19__, by and between Dental Care Alliance Inc., a Delaware corporation, with its principal place of business located at 1343 Main Street, 7th Floor, Sarasota, Florida 34236 ("DCA"), and ____________________ an
individual/corporation residing located at _____________ ("Licensee").

                                    RECITALS

         A. As a result of time, effort, experience and the expenditure of money, DCA has acquired unique and special skills, technique and knowledge concerning the ownership, management and operation of dental service offices.

         B. DCA has devised a unique and uniform network of entities (the "Network"), to the members of which DCA offers a particular package of services, including, without limitation, marketing and promotional services, discounted products and supplies, the right to identify a dental service office in connection with the Licensed Marks (as defined in SECTION 9 hereof, and other services related to the operation of a dental service office.

         C. DCA has the right to offer to others a license to use the Licensed Marks in connection with the operation of a dental service office and to operate as a member of the network.

         D. Licensee desires to avail himself or itself to the benefits of using the Licensed Marks and participating in the Network, subject to and in accordance with the covenants, terms and conditions of this Agreement and any and all other documents, agreements, schedules and exhibits executed in connection herewith.

         E. The Parties acknowledge executing simultaneously herewith a Dental Care Alliance Inc. Administrative Service Agreement.

         F. DCA desires to grant to Licensee a license for the right to operate a Dental Office (as hereinafter defined).

         NOW, THEREFORE, in consideration of the full and faithful performance hereafter by Licensee of all the covenants, terms and conditions herein contained to be performed by Licensee, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. INCORPORATION OF RECITALS.

         The Recitals are hereby incorporated into this Agreement as if set forth more fully herein.

         2. GRANT OF LICENSE.

         DCA hereby grants to Licensee, for a period commencing upon the date of execution of this Agreement and expiring simultaneously with the DCA Administrative Service Agreement of even date unless otherwise terminated prior thereto or extended thereafter in accordance with the terms set forth herein, a license (the "License") for the right:

              (a) To operate a single dental service office at the following location: ________________________________________________
                   ________________________ (the "Dental Office"); and

              (b) To identify the foregoing Dental Office as a member of the Network and to use one or more of the Licensed Marks in connection therewith.

         For the original Term of this Agreement, unless otherwise terminated prior thereto or extended thereafter in accordance with the terms set forth herein, the foregoing right and license shall be exclusive to Licensee for the Territory identified as follows:_______________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
(the "Exclusive Territory"). This grant, however, does not give Licensee any exclusive rights nor impose upon DCA any obligations with respect to any other business, licensed or otherwise, engaged in by DCA either directly or through any other entity. Without limiting the application of the preceding sentence, DCA specifically retains the right, in its sole discretion, and without granting any rights to Licensee in connection therewith, to operate and grant other licenses for the operation of Network Dental Offices outside of the Exclusive Territory as DCA, in its sole discretion, deems appropriate.

         3. CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS AGREEMENT.

         As a condition to the effectiveness of this Agreement, Licensee shall upon the execution of this Agreement, shall deliver to DCA appropriate documentation evidencing the authority of the individual executing this Agreement on behalf of Licensee.

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         4. PAYMENT OBLIGATIONS OF LICENSEE.

         In consideration of the License herein granted Licensee hereby agrees and consents as follows:

              (a) Licensee shall pay to DCA, for each month during the Original Term, a monthly license fee (the "License Fee") in the amount of One Thousand Dollars ($1,000), to be paid on or before the tenth (10th) day of each calendar month for the immediately preceding calendar month. For any renewal terms of this Agreement, the License Fee shall be the License Fee charged by DCA under DCA's then current form of License Agreement. All License Fee payments shall be deemed earned by DCA upon receipt and shall not be refundable under any circumstances.

         5. OTHER OBLIGATIONS OF LICENSEE.

              5.1 SIGNAGE. In the event Licensee's Dental Office is identified with free-standing outdoor signage, Licensee may, but shall not be required to, display one or more of the Licensed Marks on the facing of such signage in a reasonably appropriate manner, PROVIDED, HOWEVER, that in no event shall more than twenty percent (20%) of the facing of any such signage be comprised of one or more Licensed Marks or otherwise be used to identify the Dental Office's affiliation with the Network. Notwithstanding anything contained herein to the contrary, Licensee shall not be required to have or obtain any free-standing outdoor signage in connection with the Dental Office.

              5.2 WARRANTY PROGRAM. Licensee acknowledges that DCA requires each and every member of the Network to extend a five (5) year limited warranty (the "DCA Warranty") to the patients of their respective Dental Offices. In particular, the DCA Warranty requires Licensee to guarantee, for a period of five (5) years, all material and workmanship on all fillings, dentures, partials, bridges and crowns provided at any Dental Office and paid for in full by the patient. Subject to certain exceptions to be determined by DCA from time to time in its sole discretion the DCA Warranty requires the Licensee to repair or replace the defective product at no extra charge to the patient. Accordingly, by executing this Agreement, Licensee hereby agrees to honor the DCA Warranty and to perform services to patients of the Network in full compliance therewith. Licensee further agrees that DCA shall be entitled, from time to time hereafter in its sole discretion, to amend the


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         DCA Warranty or to adopt additional warranty policies and that, in such instances, Licensee shall be required to honor and otherwise fully comply with such amended or adopted policies.

              5.3 RESTRICTIONS ON OPERATIONS. Licensee's Dental Office may not be used for any purpose other than the operation of dental service related businesses. Licensee shall not provide any nondental related services at the Dental Office that are not otherwise approved by DCA in its sole and absolute discretion.

         6. REPRESENTATIONS AND WARRANTIES.

         Licensee represents and warrants to DCA that, for so long as this Agreement is in effect, it will maintain its existence in good standing as a sole proprietorship, corporation, partnership or other entity, as applicable.

         7. LICENSED MARKS.

         Subject to the provisions of this Agreement, DCA hereby grants to Licensee the right and license to use one or more of DCA's trademarks, service marks, trade names, logotypes and commercial symbols (collectively, the "Licensed Marks") in connection with the Dental Office. Notwithstanding the foregoing, Licensee shall only display or otherwise use the Licensed Marks in the manner or manners approved or designated by DCA in writing. Each such display or use of one or more of the Licensed Marks shall clearly identify Licensee as a licensee of such Licensed Marks, and not the owner or licensor thereof.

         Nothing contained herein gives Licensee any interest in or to any of the Licensed Marks or any component thereof, nor the goodwill now or hereafter attached thereto, except for the right to use such Licensed Marks as authorized by DCA, pursuant to and for the term of this Agreement, solely in connection with the operation of Licensee's Dental Office. Licensee shall not use the Licensed Marks as part of any other corporate or trade name or with any prefix, suffix or other modifying words, terms, designs or symbols, or in any modified form, nor may Licensee use any Licensed Mark in connection with sale of any unauthorized product or serve or in any other manner not expressly authorized in writing by DCA.

         Licensee shall not engage in or permit any act calculated to prejudice, affect, impair or destroy the title or interest of DCA in and to any of the Licensed Marks or any related or similar name. In addition, Licensee shall immediately notify DCA of any apparent infringement of one or more of the Licensed Marks by any third party or any challenge to Licensee's use of any of the Licensed Marks.

         In such instance, Licensee shall not communicate with any person other than DCA and Licensee's counsel with respect to such infringement or challenge. In addition, Licensee shall cooperate fully with DCA in defense and protection of the Licensed Marks in question.

         Notwithstanding the foregoing, DCA shall have sole discretion to take such action as it deems appropriate and to exclusively control any litigation or administrative proceedings arising out of any infringement, challenge or claim regarding any one or more of the Licensed Marks. Licensee agrees to execute any and all instruments and documents, render such assistance and do such acts and things as may, in the opinion of DCA's counsel, be necessary or advisable to protect and maintain the interests of DCA in any such proceeding or to otherwise protect and maintain the interests of DCA in and to the Licensed Marks. Except as specifically provided herein, DCA shall not otherwise be obligated to protect or defend any of the Licensed Marks in any litigation or administrative proceeding arising out of any infringement, challenge or claim if it elects not to do so in its sole discretion.

         If for any reason DCA or Licensee is ultimately prohibited from using any one or more of the Licensed Marks, Licensee shall not be entitled to any compensation therefor, nor shall compensation be paid by DCA to Licensee as a result thereof. Further, Licensee may, immediately upon the request of DCA, be required to modify or discontinue the use of one or more of the Licensed Marks, or to use one or more additional or substitute trademarks, service marks, trade names, logotypes or other commercial symbols in lieu of one or more of the Licensed Marks, in connection with the Dental Office.

         8. NO EMPLOYMENT INTENDED.

         Nothing herein contained shall in any way be construed as constituting Licensee, its Dentist in charge or any other employee or representative of Licensee as an employee, agent, partner, subsidiary or joint venturer of DCA. Licensee shall perform hereunder as an independent contractor at its sole expense and risk and shall advertise this fact to the public, and assumes full responsibility and liability for, and agrees to hold DCA harmless from any claims, suits, actions, losses, expenses, injury or damage, including, but not limited to, attorneys' fees and other expenses incident thereto, incurred at any time by DCA as a result of Licensee's activities in operating the Dental Office or arising out of this Agreement.

         NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, DCA IS NOT, AND SHALL NOT BE DEEMED TO BE, PROVIDING TO LICENSEE, OR TO ANY OF MEMBERS OF LICENSEE'S STAFF, ANY TRAINING, ADVICE OR CONSOLATION IN, NOR PRESCRIBING ANY STANDARDS OR GUIDELINES PERTAINING TO, THE PROVISION OF DENTAL OR OTHER MEDICAL CARE TO THE PATIENTS OF LICENSEE. CONSEQUENTLY, IN NO EVENT SHALL DCA IN ANY WAY BE HELD LIABLE TO ANY THIRD PARTY FOR OR AS A RESULT OF THE PROVISION OF DENTAL OR OTHER MEDICAL CARE BY LICENSEE OR BY ANY MEMBERS OF LICENSEE'S STAFF.

         9. TERMINATION.

         This License Agreement shall terminate immediately upon the termination of DCA's Administrative Service Agreement attached hereto. The terms and conditions of paragraph 6 of DCA's Administrative Service Agreement shall control the termination of this License Agreement.

         10. LICENSEE'S OBLIGATIONS UPON TERMINATION OR EXPIRATION.

         Upon termination of the License, whether by DCA or Licensee, or upon expiration of the term of the License or any renewal term thereof, Licensee shall have the following obligations:

              (a) Licensee shall immediately discontinue use of all Licensed Marks, signs, structures literature, forms, promotional advertising materials and any other article of personally indicative of DCA or the Network, or which may be confusingly similar thereto, or any designation indicating the existence of an affiliation between Licensee and DCA or the Network. The foregoing shall include immediately taking such action as may be required to cancel any and all assumed names or equivalent registrations relating to or in any way utilizing one or more of the Licensed Marks.

              (b) Licensee shall take immediate steps to cancel or otherwise discontinue its use or display of any references to the Licensed Marks in any telephone or trade directories or in any advertising.

              (c) Licensee shall return to DCA any materials, signs and displays loaned or leased to Licensee by DCA in connection with this Agreement.

              (d) Licensee shall, as DCA so directs, either destroy or surrender to DCA all other items containing or displaying the Licensed Marks.


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


              (e) Licensee shall pay to DCA or the appropriate DCA Affiliate, within ten (10) calendar days after the effective date of termination or expiration of the License (or such later date on which the amounts due to DCA or the DCA Affiliate are determined), all amounts due under this Agreement and any other agreement, instrument or document executed in connection herewith, including, without limitation, any and all outstanding License Fees, rent, amounts owed for items leased or purchased from DCA or any of the foregoing, and all other amounts owed by Licensee to DCA or any DCA Affiliate that remain unpaid as of such date.

              (f) Upon termination or expiration of the License for any reason, all rights and privileges accruing or granted to Licensee under this Agreement and in connection with the License shall immediately cease and terminate.

         11. REMEDIES OF DCA: ENFORCEMENT.

         11.1 LATE PAYMENTS. If any sums required to be paid by Licensee to DCA or any DCA Affiliate under this Agreement are not paid when due, DCA shall have the right to charge interest on such unpaid sums, such interest to begin accruing on the day immediately following the date on which such sums are due, at the highest rate allowed by law, or, if no such rate exists, at a rate of two percent (1.5%) per month. All such payments received shall be credited, first, against interest payments due and, second, against principal payments due. In addition, DCA may discontinue Licensee's right to identify itself as a member of the Network and to lease or purchase equipment, instruments, supplies and products under any national marketing contracts entered into by DCA for the benefit of the Network and its members if Licensee is delinquent in any payments. In addition, in the event Licensee fails to make prompt payment to DCA or any DCA Affiliate or any amounts required under this Agreement, DCA shall be entitled to terminate the License granted hereunder.

         11.2 EQUITABLE REMEDIES. Licensee agrees that any breach or threatened breach of this Agreement by Licensee would cause irreparable and immediate harm to DCA and that money would not be an adequate remedy in the event of any such breach. By reason of the foregoing, Licensee acknowledges and agrees that DCA shall be entitled to injunctive or other equitable relief, including, without limitation, entry of temporary restraining orders and temporary and permanent injunctions, in the event of any breach or threatened breach of this Agreement. Licensee hereby irrevocably waives any claim or defense that an adequate remedy is available at law, and agrees not to interpose any claim or defense that an adequate remedy


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


at law exists. Nothing in this Agreement shall prevent DCA from electing to seek any monetary or other relief in addition to any equitable relief for breach or threatened breach of this Agreement. The failure of DCA to institute a legal action promptly upon any such breach shall not constitute a waiver of that or any other breach hereof. In the event it is necessary for DCA to employ legal counsel to enforce any provision of this Agreement, Licensee shall reimburse DCA for all legal expenses associated therewith and in addition thereto, to the extent legal action is taken, Licensee shall reimburse DCA for all costs of such action including court costs or other expenses of litigation including reasonable attorneys' fees.

         12. ASSIGNMENT.

         12.1 BY LICENSEE. Licensee agrees that, during the Original Term of the License and for any renewal terms thereof, Licensee shall not sell, assign, transfer, pledge or mortgage the License or any interest therein, without the prior written consent of DCA, which consent (i) shall be at DCA's sole and absolute discretion and (ii) may be subject to the satisfaction by Licensee or the prospective transferee of the License, or both, of specific terms and conditions, including, without limitation, executing DCA's current standard license agreements, documents and instruments.

         12.2 BY DCA. Licensee acknowledges and agrees that DCA may at any time sell or assign, in whole or in part, its interest in the License or any part thereof, without the consent of Licensee. In addition, Licensee acknowledges and agrees that DCA may, at any time during the term of the License, offer any of its securities in connection with a public offering by filing an effective registration statement under the Securities Act of 1933, as amended, or any similar federal law then in force.

         13. COVENANTS AND RESTRICTIONS.

         13.1 Licensee acknowledges that by and through this Agreement it shall receive confidential business information of Licensor, copyrighted information of Licensor, trade secrets of Licensor, as well as other valuable business, proprietary and professional information. In addition, through this license agreement and by the use of license marks, network materials and network affiliation, Licensee will establish substantial relationship with prospective or existing patients, customers, vendors, manufacturers, dental equipment suppliers, advertisers, managed care contractors, and insurance providers. Licensee will have the benefit of the good will associated with the license mark and by being a network provider obtain goodwill specifically in the tradename, trademark and service mark of Dental Care Alliance and the marks as described in Paragraph 9 above and any subsequent license marks adopted by Licensor.

         Licensee hereby agrees that it will not, during the course of this License Agreement and for a period of three years from the effective date of termination of this agreement, or if Licensee continues as a licensed operation subsequent to the expiration of any written agreement three years from the effective date that Licensee ceases to be affiliated with the Licensor, engaged directly or indirectly in a business competitive with Licensor. Licensee further agrees that during the said three year period that it will not directly or indirectly be connected with any person, corporation, or business entity in competition with Licensor. Licensee, its officers, directors and shareholders shall have no financial interest in or in any business which is competitive with Licensor.

         Further, Licensee will cause each of its professional employees to execute a covenant not to compete as set forth in attached EXHIBIT "D" and agrees to cause such professional employees to refrain from engaging in any competitive businesses either as a principal, investor, consultant or employee that is similar to or competes with business conducted by Licensor.

         13.2 COVENANT NOT TO DISCLOSE TRADE SECRET. During the term of this Agreement and for an additional five year period from the termination of the same Licensee agrees that it will not disclose to any person or entity any trade secrets of Licensor, including but not limited to promotional materials, marketing materials, assurance contracts, customer lists, pricing information, advertising information, management materials, preferred provider contracts, or insurance agreements, or like materials relating to the Licensor or the business of the Licensee that the Licensee has become privy to or has used during its involvement with Licensor.

         13.3 ENFORCEMENT OF COVENANTS. Licensee acknowledges that the restraints set forth in the above paragraphs are reasonable and necessary for the protection of legitimate business interests of Licensor and that these covenants on the part of the Licensee shall be construed as an Agreement. The existence of any claim or cause of action of the Licensee shall not be construed as a defense to the enforcement by the Licensor of the covenants. It is agreed by the Licensor and Licensee that if any portion of the restrictive covenants is held unreasonable, arbitrary or against public policy these covenants shall be considered to be diminishable both as to time and geographical area. To the extent necessary to make it enforceable. These covenants shall not be construed narrowly against the drafter but shall be given their fullest, broadest interpretation to protect the legitimate business interest or Licensor.

         It is understood that a court of competent jurisdiction shall enforce the restrictive covenants by any appropriate and effective remedy, including, but not limited to, temporary and permanent injunctions. The violation of these restrictive covenants creates a presumption of irreparable injury to Licensor on seeking its enforcement. Licensor will post a proper bond as set by the court if an injunction is entered. In the event it becomes necessary for Licensor to retain the services of an attorney to enforce this restrictive covenant, it is agreed that the prevailing party shall be entitled to reasonable attorney's fees and costs in any legal proceeding, both at the trial or appellate level.

         Licensee agrees that this License Agreement and the restrictive covenants contained herein are freely assignable by Licensor, in its sole discretion, and any assignee, successor or third-party beneficiary to this agreement may enforce these restrictive covenants.

         The laws of the State of Florida shall control the interpretation of these restrictive covenants. Licensee specifically agrees that the Twelfth Judicial Circuit in and for Sarasota County, Florida, has jurisdiction over the enforcement of these restrictive covenants, and that the Twelfth Judicial Circuit in and for Sarasota County, Florida, will be the appropriate venue for any action brought pursuant to this restrictive covenant.

         14. INDEMNIFICATION.

         Licensee shall indemnify, defend and hold harmless as set forth in Paragraph 5.4 in the Administrative Services Agreement attached hereto.

         15. NOTICES.

         Any notice or other communication required or permitted under this Agreement shall be valid and effective only if given by written instrument that is personally delivered by courier or sent by telegraph, telecopier, or registered or certified mail, postage prepaid, addressed in accordance with the addresses set forth below. Notice shall be deemed to be given upon the date of transmission or, if mailed, three (3) calendar days after the date of deposit in the U.S. Mail.

         If to Licensee, to:


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


         If to DCA, to:

         Dental Care Alliance, L.C.
         1343 Main Street, 7th Floor
         Sarasota, Florida 34236
         Telephone number: (941) 955-3150
         Attention: Dr. Steven R. Matzkin, President

         Any party may change the address at which it is to be given notice hereunder by giving notice hereunder by giving notice thereof to the other party in accordance with this SECTION 19.

         16. APPLICABLE LAW.

         This Agreement has been executed and delivered in, and shall be governed by and construed in accordance with the internal laws of the State of Florida, without application of such State's conflicts of laws provisions.

         17. WAIVER.

         No failure of DCA to exercise any right given to it hereunder, or to insist upon strict compliance by Licensee of any obligation hereunder, and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of DCA's right to demand exact compliance with the terms hereof. Waiver by DCA of any particular default by Licensee shall not affect or impair DCA's rights in respect to any subsequent default of the same or of a different nature, nor shall any delay or omission of DCA to exercise any rights arising from such default, affect or impair DCA's right as to such default or any subsequent default.

         18. SEVERABILITY.

         If any applicable and binding law or rule of any jurisdiction requires a greater prior notice of the termination of or refusal to renew the License than is required hereunder, or the taking of some other action not required hereunder, or if under any applicable and binding law or rule of any jurisdiction any provision of this Agreement or any specification or standard prescribed by DCA is invalid or unenforceable, the prior notice or other action required by such law or rule shall be substituted for the comparable provisions hereof, and DCA shall have the right, in its sole discretion, to modify such invalid or unenforceable provision, specification, standard or operating procedure to the extent required to be valid and enforceable.

         19. ENTIRE AGREEMENT.

         This Agreement contains the entire understanding of the parties hereto. DCA has not authorized, nor will it authorize, any representations, whether pertaining to anticipated volume of sales or the amount of profit to be realized from the operation of the Dental Office, the desirability of the Dental Office's location, or otherwise, or any other inducements, promises or agreements, oral or otherwise, to be made to Licensee in any form whatsoever. Accordingly, Licensee shall not be entitled to rely upon any such representations, if any made by DCA, its agents, representatives or employees, or by any third party. Licensee acknowledges that it has conducted an independent investigation of the business contemplated by this Agreement and recognizes that, like any other business, the nature of the business conducted by DCA may evolve and change over time, that an investment in a Dental Office involves business risks, and that the success of the venture is largely dependent upon the business abilities and efforts of Licensee.

         20. FULL FORCE AND EFFECT.

         All obligations of DCA and Licensee which expressly or by their nature survive the expiration or termination of this Agreement shall continue in full force and effect subsequent to and notwithstanding such expiration or termination, until such time as they are satisfied or by their nature expire.

         21. EFFECTIVE DATE.

         This Agreement shall not be effective until executed by DCA.

         22. ONGOING OBLIGATIONS.

         Licensee agrees that it will not, on grounds of the alleged nonperformance by DCA or any DCA Affiliate of any of their respective obligations hereunder, withhold payment of any License Fees, Advertising Fees, amounts due to DCA or any DCA Affiliate for purchases by Licensee, or any other amounts due DCA or any DCA Affiliate hereunder or in connection herewith.

         23. JOINT AND SEVERAL OBLIGATIONS.

         If two (2) or more persons at any time constitute Licensee hereunder, their obligations and liabilities to DCA hereunder shall be joint and several.

         24. CERTIFICATION BY LICENSEE.

         Licensee hereby certifies that it has had the opportunity to seek advice of counsel prior to its execution of this Agreement,


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


and that it has opportunity to inspect the Network's business concept and review information made available to it by DCA concerning the same. Licensee acknowledges that the success of the business herein licensed is primarily dependent on Licensee's skill and business acumen.

         25. BREACH OF LICENSE AGREEMENT. A breach of Dental Care Alliance, Inc.'s Administrative Service Agreement by Licensee shall be considered a breach of this License Agreement and a breach by the Licensee of the Dental Care Alliance License Agreement shall be considered a breach of the Dental Care Alliance, Inc.'s Administrative Service Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed or caused their duly authorized representatives to execute this License Agreement on the day and year first above written.

                                           DENTAL CARE ALLIANCE, L.C.

                                           By:________________________________

                                           Title:_____________________________

                                           By:________________________________
                                                   Signature of LICENSEE

                                           Printed Name:

                                           By:________________________________
                                                   Signature of LICENSEE

Printed Name:

Address of Dental Office:

[Notarization of Licensee's Signature]

STATE OF ____________

COUNTY OF____________

On this ___ day of _______________, 19___ before me personally appeared __________________________ to me known to be the person described in and who executed the foregoing Agreement and acknowledged that _____________________________ executed the same as free act and deed.

                                             _________________________________
                                             Notary Public

[Seal]

STATE OF

COUNTY OF

         On this day of , 19 before me personally appeared to me known to be the person described in and who executed the foregoing Agreement and acknowledged that executed the same as free act and deed.

                                               ________________________________
                                               Notary Public

                                    EXHIBIT J

                                PRACTICE EXPENSE

COST OF SALES

         Dental Supplies
         Implant Supplies
         Lab Expense-Internal
         Lab Expense-External
         Materials
         Contract Dentists
         Stockholder Salary (excluding his profit distribution)
         Hygiene Wages
         Lab Tech. Wages

OPERATING EXPENSES, COMPENSATION & BENEFITS, SALARIES & WAGES

         Dental Assistant Wages
         Administrative Personnel Wages
         Bonuses

PAYROLL TAXES

         FICA Tax Expense
         Medicare Tax Expense
         FUTA Tax Expense
         SUTA Tax Expense

BENEFITS

         Health Insurance
         Continuing Education

         Fringe benefits for the Stockholder up to an aggregate of $1,000 per month

FACILITIES

         Rent-Office
         Rent-other
         Telephone
         Pest Control

         Cleaning Service Utilities

REPAIRS & MAINTENANCE

         Dental Equipment
         Computer Equipment
         Building Office Equipment


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


ADVERTISING

         Television
         Newspaper
         Yellow Pages
         Magazines
         Direct Sales
         Seminars for the Stockholder

OUTSIDE SERVICES

         Accounting Services
         Payroll Services
         Auditing Services
         Legal Services
         Temporary Help
         Misc. Outside Services

LEASE EXPENSE

         Dental Equipment Lease
         Telephone Lease
         Computer Lease
         Office Equipment Lease

INSURANCE

         Workers Compensation Insurance
         Liability Insurance
         Malpractice Insurance
         Misc. Insurance

         Property and Casualty Insurance (office, Building)
         Personal Property (contents)
         Coverage Insurance

GENERAL OFFICE EXPENSES

         Administrative Support
         Vehicle Expense
         Computer Expense
         Dues & Subscriptions
         Office Expenses
         Small Equipment Tools
         Operating Supplies
         Uniforms
         Postage & Freight

MISCELLANEOUS EXPENSES

         Bank Charges

         Cash Over/Short
         Credit Guarantee Fees
         Credit Card Charges
         License, Fees & Permits
         Taxes-Others
         Property Taxes
         Sales Taxes
         State Taxes
         Reimbursement Expenses
         DCA Licensing Fees up to $1,000 per month
         Other Misc. Expenses

PRINCIPAL & INTEREST EXPENSE

         Notes associated with practice capitalization

                                  SCHEDULE 7(G)

                                      NONE

                                  SCHEDULE 7(I)

1. Option to purchase the Company's common stock as set forth in Letter Agreement, dated September 29, 1995, between The Nassau Group, Inc. and the Company as amended on April 25, 1996 (the "Nassau Agreement") attached hereto.

2. Commitment to issue, upon satisfaction of certain conditions, warrant exercisable to purchase common stock of the Company as set forth in the Nassau Agreement.

3. Agreement to issue and sell to J. Francis Lavelle shares of common stock as set forth in the Letter Agreement, dated September 29, 1995, between the Company and J. Francis Lavelle attached hereto.

4.   Mitchell B. Olan Employment Agreement

5. Warrant to purchase the Company's common stock as set forth in the amendment to the Mitchell B. Olan Employment Agreement, dated as of October 24, 1996.

6.   Steven R. Matzkin Employment Agreement.

7.   The Company's Stock Option Plan.

8. It is contemplated that in the event an employee leaves or is terminated from employment by the Company, the Company will repurchase shares from such employee.